Short-term debt	12 Months Ended
Dec. 31, 2023
Short-Term Debt [Abstract]
Short-term debt	Short-term debt
Short-term debt consists of the following at year-end:

	2023	2022
Bank overdrafts	$31	$—
Short-term bank loans	29,502	267
Short-term notes	—	51
Total	$29,533	$318
Short-term bank loans

As of December 31, 2023, short term bank loans were comprised of two loans in Chile that were granted by Banco Itaú Chile and Banco de Chile S.A., amounting to $19,681 and $9,821, respectively, with an annual interest rate of 8.28% and 8.88%, respectively, which will mature in December 2024.

As of December 31, 2022, short term bank loans were comprised of two loans in Argentina, granted by Banco BBVA Argentina S.A., amounting to $267, with an annual interest rate of 14.5%, which matured during January 2023.

Revolving credit facility

On December 12, 2022, the Company renewed its committed revolving credit facility with JPMorgan Chase Bank, N.A. (JPMorgan), for up to $25 million maturing on February 15, 2024. On February 15, 2024, the Company renewed it upon the same terms and conditions maturing on February 17, 2026. This revolving credit facility permits the Company to borrow money from time to time to cover its working capital needs and for other general corporate purposes. Principal is due upon maturity. However, prepayments are permitted without premium or penalty. Each loan made under this agreement will bear interest annually at SOFR plus 3.10% that will be payable on the date of any prepayment or at maturity.

The obligations of the Company under the revolving credit facility are jointly and severally guaranteed by certain of the Company’s subsidiaries on an unconditional basis. The revolving credit facility includes customary covenants including, among others, restrictions on the ability of the Company, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower’s or guarantor’s business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) engage in transactions that violate certain anti-terrorism laws. In addition, the Company is required to comply, as of the last day of each quarter during the agreement, with a consolidated net indebtedness (including interest payable) to EBITDA lower than 3.00x. As of December 31, 2023, the Company’s net indebtedness (including interest payable) to EBITDA ratio was 1.02 and thus it is currently in compliance with the ratio requirement.

The revolving credit facility provides for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facility and/or to declare all sums outstanding under the loan documents immediately due and payable.

No amounts are due at the date of issuance of these consolidated financial statements in connection with this revolving credit facility.